                                                                   EXHIBIT 10.12
                                                                   -------

          AMENDMENT NO. 1 dated as of March 30, 1995, between CHASE MANHATTAN HOLDINGS, INC., certain other holders of Registrable Securities under the Registration Rights Agreement referred to below and ASSOCIATED HOLDINGS, INC., a Delaware corporation (the "Issuer").
                           ------

          The parties are parties to a Registration Rights Agreement dated as of January 31, 1992 (as heretofore modified and supplemented and in effect on the date hereof, the "Registration Rights Agreement"), providing, subject to the
                  -----------------------------
terms and conditions thereof, for the registration of certain securities under the Securities Act of 1933, as amended. The parties wish to expand the definition of Registrable Securities under the Agreement and to amend the Registration Rights Agreement in certain other respects, and accordingly, hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 1, terms defined in the Registration Rights Agreement are used herein as defined therein.

          Section 2.  Amendments.  The Registration Rights Agreement shall be
                      ----------
amended as follows:

          2.01. Section 1 shall be amended by adding the following paragraph at the end thereof:

          "(f) Anything in this Agreement (including Section 1(b)) to the contrary notwithstanding, the Issuer will use its best efforts to effect a "shelf" registration of all Registrable Securities on Form S-3 pursuant to Rule 415 under the Securities Act as promptly as practicable following the 60th day after the merger of the Issuer into United Stationers Inc. (upon which merger United Stationers Inc. will become the Issuer under this Agreement). The registration statement shall permit resale by the holders thereof in any manner including in an underwritten offering."

          2.02. Section 3(b) shall be amended by adding at the end thereof the words "or in the case of the registration statement referred to in Section 1(f),
                                                                   ------------
three years from the effective date of the merger referred to therein".

          2.03. The definition of "Registrable Securities" in Section 9 is hereby amended in its entirety to read as follows:

          "Registrable Securities" means (i) shares of Common Stock or Other
           ----------------------
     Securities issued or issuable upon exercise of the Warrants or conversion of non-voting stock of Issuer issued pursuant to certain Subscription Agreements or issued in consideration of the arrangement of certain loans pursuant to the letter agreement dated March 30, 1995 between the Issuer and the Investor and (ii) any securities issued or issuable with respect to any securities referred to in clause (i) by way of stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144, or (z) they shall have eased to be outstanding. Securities beneficially owned by Issuer or any Affiliate (other than an institutional investor) shall not be deemed Registrable Securities.

          Section 2.04. The definition of Requesting Holders in Section 9 is hereby amended by adding at the end thereof the words "or included in the shelf registration referred to in Section 1(f)".
                            ------------

          Section 3.  Miscellaneous. Except as herein provided, the Registration
                      -------------
Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                                                 CHASE MANHATTAN INVESTMENT
                                                   HOLDINGS, INC.


                                                 By /s/ ^SIGNATURE APPEARS HERE^
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 ASSOCIATED HOLDINGS, INC.

                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

     pursuant to the letter agreement dated March 30, 1995 between the Issuer and the Investor and (ii) any securities issued or issuable with respect to any securities referred to in clause (i) by way of stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144, or (z) they shall have ceased to be outstanding. Securities beneficially owned by Issuer or any Affiliate (other than an institutional investor) shall not be deemed Registrable Securities.

          Section 2.04. The definition of Requesting Holders in Section 9 is hereby amended by adding at the end thereof the words "or included in the shelf registration referred to in Section 1(f)".
                            ------------

          Section 3.  Miscellaneous. Except as herein provided, the Registration
                      -------------
Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                                               CHASE MANHATTAN INVESTMENT
                                                 HOLDINGS, INC.


                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                               ASSOCIATED HOLDINGS, INC.

                                               By /s/ Daniel H. Bushell
                                                 -------------------------------
                                                 Name: Daniel H. Bushell
                                                 Title: Chief Financial Officer

                                               THE PROVIDENT BANK

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               ARAB BANKING CORPORATION (B.S.C.)


                                               By: /s/ Grant E. McDonald
                                                  ------------------------------
                                                  Name: Grant E. McDonald
                                                  Title: Vice President


                                               THE LONG-TERM CREDIT BANK OF
                                                 JAPAN, LTD., CHICAGO BRANCH


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                               WHIRLPOOL FINANCIAL CORPORATION


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               THE PROVIDENT BANK



                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               ARAB BANKING CORPORATION (B.S.C.)



                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               THE LONG-TERM CREDIT BANK OF
                                                 JAPAN, LTD., CHICAGO BRANCH



                                               By  /s/ Brady S. Sadek
                                                  ------------------------------
                                                  Name: Brady S. Sadek
                                                  Title: Vice President & Deputy
                                                         General Manager


                                               WHIRLPOOL FINANCIAL CORPORATION



                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                               THE PROVIDENT BANK



                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               ARAB BANKING CORPORATION (B.S.C.)



                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               THE LONG-TERM CREDIT BANK OF
                                                 JAPAN, LTD., CHICAGO BRANCH



                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               WHIRLPOOL FINANCIAL CORPORATION



                                               By  /s/ David Kleinman
                                                  ------------------------------
                                                  Name: David Kleinman
                                                  Title: VP & Managing Director